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                                   EXHIBIT A

                           Agreement of Joint Filing

      The undersigned hereby agree that a single Schedule 13G (or any amendment thereto) relating to the Common Stock of Intermune Pharmaceuticals, Inc. shall be filed on behalf of each of the undersigned and that this Agreement shall be filed as an exhibit to such Schedule 13G.


Dated:  February 9, 2001.

                              Biotechnology Development Fund, L.P.,

                              By:  BioAsia Investments, LLC, General Partner

                                    By:    /s/Frank Kung
                                         ------------------------------
                                         Frank Kung, Member


                              Biotechnology Development Fund II, L.P.

                              By:  BioAsia Management, LLC, General Partner

                                    By:       /s/Frank Kung
                                         ------------------------------
                                         Frank Kung, Member


                              Biotechnology Development Fund III, L.P.

                              By:  BioAsia Investments, LLC, General Partner

                                    By:       /s/Frank Kung
                                         ------------------------------
                                         Frank Kung, Member


                              BioAsia Investments, LLC

                              By:       /s/Frank Kung
                                   ------------------------------------
                                    Frank Kung, Member


                              BioAsia Management, LLC

                              By:       /s/Frank Kung
                                   ------------------------------------
                                    Frank Kung, Member


                                                  /s/Frank Kung
                                    -----------------------------------
                                              Frank Kung


                                                /s/Anselm Leung
                                   ------------------------------------
                                              Anselm Leung


                                                /s/Edgar Engleman
                                   ------------------------------------
                                              Edgar Engleman

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